Exhibit 10.4
Execution Version
EQUITY PLEDGE AGREEMENT
     THIS EQUITY PLEDGE AGREEMENT, dated as of January 19, 2010, is made by PRG-SCHULTZ INTERNATIONAL, INC., a Georgia corporation (“PRGX”), and PRG-SCHULTZ USA, INC., a Georgia corporation (collectively, the “Borrowers”), the other direct and indirect Subsidiaries of PRGX signatory hereto (Borrowers and each such other Subsidiary of PRGX a party hereto shall be collectively known as the “Pledgors”, and individually as a “Pledgor”), in favor of SUNTRUST BANK, in its capacity as administrative agent (the “Administrative Agent”) for the Secured Parties.
W I T N E S S E T H:
     WHEREAS, the Borrowers, the Lenders, the Issuing Bank and the Administrative Agent have entered into that certain Revolving Credit and Term Loan Agreement, dated as of January 19, 2010 (as amended, restated, supplemented, or otherwise modified from time to time, the “Credit Agreement”), pursuant to which the Lenders have agreed to establish a revolving credit facility in favor of and extend term Loans to Borrowers, and the Issuing Bank has agreed to establish a letter of credit subfacility in favor of the Borrowers; and
     WHEREAS, the Pledgors are the record and beneficial owner of the Pledged Interests; and
     WHEREAS, in order to induce the Lenders, the Issuing Bank and the Administrative Agent to enter into the Credit Agreement, Subsidiary Guaranty Agreement and other Loan Documents, the Pledgors have agreed to execute and deliver to the Administrative Agent, for the benefit of the Secured Parties, this Agreement as security for the Secured Obligations; and
     NOW, THEREFORE, in consideration of the premises and mutual covenants herein contained and for other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the parties agree as follows:
ARTICLE 1
DEFINITIONS
          SECTION 1.1. Certain Terms. The following terms (whether or not underscored) when used in this Agreement, including its preamble and recitals, shall have the following meanings (such definitions to be equally applicable to the singular and plural forms thereof):
          “Agreement” shall mean this Equity Pledge Agreement as originally in effect on the Closing Date and as thereafter from time to time amended, supplemented, restated or otherwise modified.
          “Collateral” shall mean, collectively, (a) the Pledged Interests; (b) all Future Rights, (c) all other Pledged Property, whether now or hereafter delivered to the Administrative Agent in connection with this Agreement; and (d) all Proceeds of any of the foregoing. Notwithstanding the foregoing or anything else in this Agreement to the contrary, the Collateral shall expressly exclude the Equity Interests constituting, in the aggregate, more than sixty-five percent (65%) of all issued and outstanding Equity Interests of any direct or indirect Foreign Subsidiary of PRGX.
          “Distributions” shall mean all dividends paid in the form of Equity Interests, liquidating dividends, Equity Interests resulting from equity interest splits, reclassifications, warrants, options, non-

cash dividends and other distributions (whether similar or dissimilar to the foregoing) on or with respect to any Pledged Interests or other Equity Interests constituting Collateral, but shall not mean Dividends.
          “Dividends” shall mean cash dividends and cash distributions with respect to any Pledged Interests made in compliance with applicable law.
          “Equity Interests” means all securities, shares, units, options, warrants, interests, participations, or other equivalents (regardless of how designated) of or in a corporation, partnership, limited liability company, or similar entity, whether voting or nonvoting, certificated or uncertificated, including general partner partnership interests, limited partner partnership interests, common stock, preferred stock, or any other “equity security” (as such term is defined in Rule 3a11-1 of the General Rules and Regulations promulgated by the Securities and Exchange Commission under the Securities Exchange Act of 1934).
          “Event of Default” shall mean any event described in Section 5.1.
          “Future Rights” shall mean: (a) all Equity Interests (other than Pledged Interests) of the Issuers, and all securities convertible or exchangeable into, and all warrants, options, or other rights to purchase, Equity Interests of the Issuers; and (b) the certificates or instruments representing such Equity Interests, convertible or exchangeable securities, warrants, and other rights and all dividends, cash, options, warrants, rights, instruments, and other property or proceeds from time to time received, receivable, or otherwise distributed in respect of or in exchange for any or all of such Equity Interests.
          “Issuers” shall mean each of the Persons identified as an Issuer on Schedule I attached hereto (or any addendum thereto or replacement thereof), and any successors thereto, whether by merger or otherwise.
          “Pledged Interests” shall mean any and all of the Equity Interests of any Issuer, whether constituting investment property, general intangibles or otherwise, owned by any Pledgor from time to time, more particularly described in Schedule I hereto, as amended, supplemented or replaced from time to time, and all Pledged Property relating thereto. Notwithstanding the foregoing or anything else in this Agreement to the contrary, the Pledged Interests shall expressly exclude the Equity Interests constituting, in the aggregate, more than sixty-five percent (65%) of all issued and outstanding Equity Interests of any direct or indirect Foreign Subsidiary of PRGX.
          “Pledged Property” shall mean all Pledged Interests and the certificates evidencing the Pledged Interests, and all Dividends, Distributions, securities, cash, instruments, interest payments and other property and Proceeds from time to time received, receivable or otherwise distributed in respect of or in exchange for any or all of the Pledged Interests.
          “Proceeds” shall mean all proceeds (including proceeds of proceeds) of the Pledged Interests and Future Rights including all: (a) rights, benefits, distributions, premiums, profits, dividends, interest, cash, instruments, documents of title, accounts, contract rights, inventory, equipment, general intangibles, payment intangibles, deposit accounts, chattel paper, and other property from time to time received, receivable, or otherwise distributed in respect of or in exchange for, or as a replacement of or a substitution for, any of the Pledged Interests, Future Rights, or proceeds thereof (including any cash, Equity Interests, or other securities or instruments issued after any recapitalization, readjustment, reclassification, merger or consolidation with respect to the Issuers and any security entitlements, as defined in Section 8-102(a)(17) of the U.C.C., with respect thereto); (b) “proceeds,” as such term is defined in Section 9-102(a)(64) of the U.C.C.; (c) proceeds of any insurance, indemnity, warranty, or guaranty (including guaranties of delivery) payable from time to time with respect to any of the Pledged

Interests, Future Rights, or proceeds thereof; (d) payments (in any form whatsoever) made or due and payable to Pledgor from time to time in connection with any requisition, confiscation, condemnation, seizure or forfeiture of all or any part of the Pledged Interests, Future Rights, or proceeds thereof; and (e) other amounts from time to time paid or payable under or in connection with any of the Pledged Interests, Future Rights, or proceeds thereof.
          “Ratable” or “ratably” shall mean, in the context of a distribution of Collateral or a distribution of Proceeds of any of the Collateral, an allocation of such Collateral or Proceeds among the Secured Parties pro rata in accordance with their respective portion of the aggregate dollar amount of the Secured Obligations to which the distribution is being applied.
          “Secured Obligations” means, collectively, the respective Obligations of each Pledgor.
          “Secured Parties” means, collectively, the Administrative Agent, the Lenders, the Issuing Bank, the Specified Hedge Providers and the Specified Bank Product Providers.
          “Specified Bank Product Provider” shall mean any Lender or any Affiliate of a Lender to which any Loan Party owes (i) Treasury Management Obligations or (ii) Bank Product Obligations, if at the date of entering into an agreement to provide such services or products, such Person was a Lender or an Affiliate of a Lender and such Person executes and delivers to the Administrative Agent a letter agreement in form and substance acceptable to the Administrative Agent pursuant to which such person (i) appoints the Administrative Agent as its agent under the applicable Loan Documents and (ii) agrees to be bound by the provisions of Article IX and X of the Credit Agreement.
          “Specified Hedge Provider” shall mean each party to a Hedging Transaction entered into to limit interest rate or fee fluctuations with respect to the Loans and Letters of Credit if at the date of entering into such Hedging Transaction such person was a Lender or an Affiliate of a Lender and such person executes and delivers to the Administrative Agent a letter agreement in form and substance acceptable to the Administrative Agent pursuant to which such person (i) appoints the Administrative Agent as its agent under the applicable Loan Documents and (ii) agrees to be bound by the provisions of Section 7.2(a), and Articles IX and X, of the Credit Agreement.
          “U.C.C.” means the Uniform Commercial Code as in effect in the State of Georgia from time to time.
          SECTION 1.2. Credit Agreement Definitions, Cross-References. Capitalized terms used herein and not otherwise defined (including the preamble and recitals hereof) shall have the meanings assigned to them in the Credit Agreement, unless the context otherwise requires or unless otherwise defined herein. References in this Agreement to any Section, unless otherwise specified, are references to such Section of this Agreement, and references in such Section to any subsection or clause, unless otherwise specified, are references to such subsection or clause of such Section.
          SECTION 1.3. U.C.C. Definitions. Unless otherwise defined herein or the context otherwise requires, terms for which meanings are provided in the U.C.C. are used in this Agreement, including its preamble and recitals, with such meanings.
ARTICLE 2
PLEDGE
          SECTION 2.1. Grant of Security Interest. Each Pledgor hereby pledges, assigns,

delivers, sets over, conveys and transfers to the Administrative Agent, for its benefit and the benefit of the other Secured Parties, and hereby grants to the Administrative Agent, for its benefit and the benefit of the other Secured Parties, a continuing security interest in and to, such respective Pledgor’s entire right, title and interest in and to all of the Collateral.
          SECTION 2.2. Security for Secured Obligations. This Agreement and the Collateral secure the payment in full and performance of all Secured Obligations.
          SECTION 2.3. Delivery of Pledged Property upon Event of Default; Registration of Pledge; Transfer. All certificates and instruments representing or evidencing any Collateral, including all Pledged Interests included as Collateral, shall be delivered to the Administrative Agent and shall be held by the Administrative Agent, shall be in suitable form for transfer by delivery (unless otherwise consented to by the Administrative Agent in the case of an Issuer that is a Foreign Subsidiary), and shall be accompanied by all necessary instruments of transfer or assignment reasonably required by the Administrative Agent, duly executed in blank and, if the Administrative Agent shall so request, with signatures guaranteed by a member of a registered national securities exchange or the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States. The Administrative Agent shall have the right, upon the occurrence and during the continuation of an Event of Default, and without notice to the Pledgors, to transfer to, or to register in the name of the Administrative Agent or any of its nominees, any or all of the Pledged Interests, subject only to Section 2.5(b) and Section 4.6. In addition, the Administrative Agent shall have the right at any time to request that any Pledgor exchange certificates or instruments representing or evidencing any Pledged Interests for certificates or instruments of smaller or larger denominations. If at any time, and from time to time, any Collateral consists of an uncertificated security or a security in book entry form, and the “issuer’s jurisdiction” within the meaning of Sections 9-305 and 8-110 of the applicable Uniform Commercial Code, in the case of an uncertificated security, or the “securities intermediary’s jurisdiction” within the meaning of Sections 9-305 and 8-110 of the applicable Uniform Commercial Code, in the case of a security in book entry form, is a jurisdiction that is one of the states or territories of the United States (or the District of Columbia), then Pledgor shall immediately cause such Collateral to be registered or entered, as the case may be, in the name of Administrative Agent, or otherwise cause Administrative Agent’s security interest thereon to be perfected in accordance with applicable law. Notwithstanding anything to the contrary in this Section 2.3 or elsewhere in this Agreement or in any other Loan Document, in the case of Pledged Interests of an issuer that is a Foreign Subsidiary, compliance with any applicable foreign law requirements to the creation, attachment or perfection of a Lien on any such Pledged Interests, or to the transferability of those Pledged Interests, shall not be required except to the extent requested by the Administrative Agent upon the occurrence and during the continuation of an Event of Default. The Administrative Agent acknowledges that, pursuant to Section 5.14 of the Credit Agreement, the Pledged Interests are not required to be delivered to the Administrative Agent until thirty (30) days after the closing date.
          SECTION 2.4. No Duty to Administrative Agent. The powers conferred on the Administrative Agent hereunder are solely to protect its interest in the Collateral and shall not impose any duty upon it to exercise any such powers. Beyond reasonable care in the custody of any Collateral in its possession and the accounting for moneys actually received by it hereunder, the Administrative Agent shall have no duty as to any Collateral or as to the taking of any necessary steps to preserve rights against prior parties or any other rights pertaining to any Collateral. The Administrative Agent shall not be liable or responsible for any loss or damage to any of the Collateral, or from any diminution in the value thereof, by reason of the act or omission of any carrier, forwarding agency, or other agent selected by the Administrative Agent in good faith.
          SECTION 2.5. Continuing Security Interest; Transfer of Secured Obligation. This

Agreement shall:
     (a) create a continuing security interest in the Collateral;
     (b) remain in full force and effect until no Lender has a Commitment under the Credit Agreement, the Issuing Bank has no commitment to issue any Letter of Credit under the Credit Agreement and no Secured Obligation remains unpaid or outstanding (except to the extent such Secured Obligations consist solely of inchoate indemnity obligations, Treasury Management Obligations and/or Cash Collateralized Letters of Credit complying with the terms and conditions of the Credit Agreement);
     (c) be binding upon the each Pledgor, its successors and assigns, provided, however, that the no Pledgor may assign any of its rights or obligations hereunder without the prior written consent of the Required Lenders; and
     (d) inure to the benefit of the Secured Parties and their respective permitted successors, transferees and assigns.
Without limitation to the foregoing, any Lender or Issuing Bank may assign or otherwise transfer any Note, Loan or other Secured Obligation, held by it to any other Person, in accordance with the terms of the Credit Agreement, and such other Person shall thereupon become vested with all the benefits in respect thereof granted herein. Upon the occurrence of the event described in Section 2.5(b) above, the security interest granted herein shall terminate and all rights to the Collateral shall revert to the Pledgors, as applicable. Upon any such termination, the Administrative Agent will, at the Pledgors’ expense, execute and deliver to the Pledgors such documents as the Pledgors shall reasonably request to evidence such termination, without recourse or warranty to the Administrative Agent.
ARTICLE 3
REPRESENTATIONS AND WARRANTIES
          SECTION 3.1. Representations and Warranties. Each Pledgor represents and warrants as follows:
     (a) The Pledgor is and at all times will be the legal and beneficial owner of, and has and will have at all times good and marketable title to (and has and will at all times have full right and authority to pledge and assign), all Collateral pledged hereunder by such Pledgor, free and clear of all Liens or other charges or encumbrances, except, in each case, as otherwise permitted under this Agreement or under any other Loan Document.
     (b) The execution and delivery of this Agreement, together with the filing of a UCC-1 financing statement against the Collateral owned by such Pledgor, and the delivery of the possessory Collateral owned by such Pledgor to the Administrative Agent, are effective in the aggregate to create a valid, perfected, first priority security interest in such Collateral and all Proceeds thereof, securing the Secured Obligations, except that the filing of a financing statement, the taking of possession or some other action may be required under Section 9-306 of the U.C.C. to perfect a security interest in certain Proceeds of such Collateral that do not constitute Pledged Interests or other securities or instruments.
     (c) The Pledged Interests have been duly authorized and validly issued, and are fully paid, and (except insofar as not the case in regard to a Foreign Subsidiary) nonassessable.

     (d) Except as otherwise permitted under this Agreement or any other Loan Document, the Pledged Interests constitute, and at all applicable times thereafter more fully described in the Credit Agreement, the Aggregate Equity Pledge Threshold will be met, and the Pledged Interests will constitute (a) 100% of all of the issued and outstanding Equity Interests of the Material Domestic Subsidiaries directly owned by the Pledgor and (b) 65% of all of the issued and outstanding Equity Interests of any first tier Material Foreign Subsidiaries directly owned by the Pledgor, when combined with the Pledged Interests of all other Pledgors with respect to such Foreign Subsidiary.
     (e) Schedule I to this Agreement is true and correct and complete in all material respects. Without limiting the generality of the foregoing, except as set forth on Schedule I, all Pledged Interests are in certificated form, and, except to the extent registered in the name of Administrative Agent or its nominee pursuant to the provisions of this Agreement, are registered in the name of the applicable Pledgor.
     Pledgors shall provide a supplement to, or replacement of, Schedule I in connection with any additional pledge hereunder, or to reflect any change of information in Schedule I, in form and substance reasonably satisfactory to Administrative Agent. Each such delivery shall be deemed a representation and warranty by each Pledgor that such supplement or replacement is true and correct as of such date of delivery. Without limiting such obligation, if Pledgors fail to deliver such supplement or replacement, the Administrative Agent may unilaterally supplement or replace Schedule I to reflect any additional pledge hereunder or to reflect any changed information in Schedule I; provided, that failure to so supplement Schedule I in writing shall not invalidate any additional pledged shares’ status as Pledged Interests.
     (f) Except for compliance with the requirements of Section 5.7, and except as may be required in connection with any Material Foreign Subsidiary, no authorization, approval, or other action by and no notice to or filing with, any Governmental Authority is or will be required either:
          (i) for the pledge by the Pledgor of any Collateral pursuant to this Agreement or for the execution, delivery, or performance of this Agreement by the Pledgor, or
          (ii) for the exercise by the Administrative Agent of the voting or other rights provided for in and in accordance with the terms of this Agreement or the remedies in respect of the Collateral pursuant to this Agreement (except, with respect to any Pledged Interests, as may be required in connection with a disposition of such Pledged Interests by laws affecting the offering and sale of securities generally).
     (g) As of the Closing Date, (i) 100% of the Capital Stock of each Material Domestic Subsidiary (other than the Capital Stock of any Domestic Subsidiary owned directly by a Foreign Subsidiary on the Closing Date) and 65% of each first tier Material Foreign Subsidiary is pledged under this Agreement, and (ii) sufficient shares of Capital Stock are pledged hereunder to meet the Aggregate Equity Pledge Threshold.
          SECTION 3.2. Warranties upon Pledge of Additional Collateral. Each Pledgor shall be deemed to restate (as to the respective additional Collateral) each representation and warranty set forth in Section 3.1 as at the date of each pledge hereunder by such Pledgor to the Administrative Agent of any additional Collateral.

ARTICLE 4
COVENANTS
          SECTION 4.1. Protect Collateral; Further Assurances. No Pledgor will sell, assign, transfer, pledge or encumber in any other manner the Collateral (except in favor of the Administrative Agent hereunder, or as otherwise permitted under the Credit Agreement). Each Pledgor will warrant and defend the right, title and security interest herein granted to the Administrative Agent in and to the Collateral (and all right, title and interest represented by the Collateral) against the claims and demands of all Persons whomsoever. Each Pledgor agrees that at any time, and from time to time, at the expense of the Pledgor, the Pledgor will promptly execute and deliver all further instruments, and take all further action, that may be necessary, or that the Administrative Agent may reasonably request, in order to perfect and protect any security interest granted or purported to be granted hereby or to enable the Administrative Agent to exercise and enforce its rights and remedies hereunder with respect to any Collateral.
          SECTION 4.2. Issuance of Equity Interests. No Pledgor will, subsequent to the date of this Agreement, without the prior written consent of the Required Lenders, cause or permit the Subsidiaries that have issued any Equity Interests pledged hereunder to issue or grant any warrants, options of any nature or other instruments convertible into any class of Equity Interests or issue any additional Equity Interests or sell or transfer any treasury Equity Interests, except that any Subsidiary may issue Equity Interests to the Pledgor if such Pledgor assures such Equity Interests are pledged hereunder and become a part of the Collateral to the extent required, and at the time(s) required, by Section 5.12 of the Credit Agreement, and in the case of any Subsidiary that is not a Domestic Subsidiary except for any qualifying Equity Interest required to be issued to directors, managers or officers of such Subsidiary under applicable law. Such Pledgor will notify the Administrative Agent within the time periods required to effect additional pledges as set forth in Section 5.12 of the Credit Agreement with respect to any such additional Pledged Interests, and of any additional Subsidiary formed or acquired after the date hereof (the Equity Interests of which shall likewise become additional Pledged Interests hereunder, subject to the limitation on the pledging of Equity Interests of Foreign Subsidiaries contained in the definition of “Pledged Interests”), and within the applicable time periods set forth in section 5.12 of the Credit Agreement, cause such Pledged Interests, together with signed transfer powers and proxies, in the form of Exhibit A and Exhibit B, respectively, attached hereto (or in such other form consented to by the Administrative Agent), and such other documents and instruments as the Administrative Agent may require in its reasonable discretion, to be delivered into the Administrative Agent’s possession, and take all other steps deemed necessary by the Administrative Agent in its reasonable discretion to perfect the first-priority security interest of the Administrative Agent in such additional Pledged Interests.
          SECTION 4.3. Taxes. The Pledgors will pay all taxes, assessments and charges levied, assessed or imposed upon the Collateral before the same become delinquent or become Liens upon any of the Collateral except where the same may be contested in good faith by appropriate proceedings and as to which adequate reserves have been provided.
          SECTION 4.4. Transfer Powers. Each Pledgor agrees that all certificated Pledged Interests (and all other certificated Equity Interests constituting Collateral) included as Collateral and delivered by the Pledgor to the Administrative Agent pursuant to this Agreement will be accompanied by all necessary instruments of transfer or assignment requested by the Administrative Agent in the form of Exhibit A hereto (or such other form consented to by the Administrative Agent), duly executed in blank and, if the Administrative Agent shall so request, with signatures guaranteed by a member of a national securities exchange or the National Association of Securities Dealers, Inc. or by a commercial bank or trust company having an office or correspondent in the United States. Thereafter, each Pledgor will, upon the request of the Administrative Agent, promptly deliver to it such transfer powers, instruments and similar documents, satisfactory in form and substance to the Administrative Agent, with respect to the Collateral pledged by such Pledgor as the Administrative Agent may reasonably request and will, from time to time upon the request of the Administrative Agent, promptly transfer any Pledged Interests or other Equity Interests, including all Distributions, constituting Collateral pledged by such Pledgor into the name of the Administrative Agent or any nominee designated by the Administrative Agent.
          SECTION 4.5. Continuous Pledge. Each Pledgor will at all times keep pledged to the Administrative Agent pursuant hereto all Pledged Interests, all Dividends received during the existence of an Event of Default and Distributions with respect thereto, and all other Collateral pledged by such Pledgor, except as otherwise permitted under this Agreement or any other Loan Document.
          SECTION 4.6. Voting Rights; Dividends. In addition, each Pledgor agrees that:
     (a) if any Event of Default shall have occurred and be continuing or if any Default or Event of Default shall occur as a result thereof, promptly upon receipt thereof by the Pledgor and without any request therefor by the Administrative Agent, the Pledgor shall deliver (properly endorsed where required hereby or requested by the Administrative Agent) to the Administrative Agent all Dividends received on account of Collateral, all of which shall be held by the Administrative Agent as additional Collateral for use in accordance with Section 5.5;
     (b) if any Event of Default shall have occurred and be continuing, upon notice to the Pledgor by the Administrative Agent, all rights of the Pledgor to exercise or refrain from exercising voting or other consensual rights in respect of the Collateral shall cease and all such rights shall thereupon become vested in the Administrative Agent who shall thereupon have the sole right to exercise or refrain from exercising such voting and other consensual rights; and
     (c) if any Event of Default shall have occurred and be continuing, promptly upon request of the Administrative Agent, the Pledgor shall deliver to the Administrative Agent such proxies and other documents as may be necessary to allow the Administrative Agent to exercise the voting and other consensual rights with respect to any Collateral pledged by such Pledgor.
Except as set forth in the immediately preceding sentence, each Pledgor shall be entitled to exercise, in its reasonable judgment, but in a manner not inconsistent with the terms of the Credit Agreement, Subsidiary Guaranty Agreement or any other Loan Document (including this Agreement), the voting powers and all other incidental rights of ownership with respect to any Pledged Interests or other Equity Interests constituting Collateral (subject to the Pledgor’s obligation to deliver to the Administrative Agent such Pledged Interests and other Equity Interests in pledge hereunder to the extent required to be included as Collateral) and to the receipt of all Dividends. All Dividends, Distributions, cash payments and Proceeds which the Pledgor is then obligated to deliver to the Administrative Agent, shall, until delivery to the Administrative Agent, be held by the Pledgor separate and apart from its other property in trust for the Administrative Agent. The Administrative Agent agrees that unless an Event of Default shall have occurred and be continuing, the Administrative Agent shall, upon the written request of any Pledgor, promptly deliver such proxies and other documents, if any, as shall be reasonably requested by the Pledgor which are necessary to allow the Pledgor to exercise voting power with respect to any unit of Equity Interests (including Pledged Interests) constituting Collateral; provided, however, that no vote shall be cast, or consent, waiver or ratification given, or action taken by the Pledgor that would impair in any material respect any Collateral or be inconsistent with or violate any provision of the Credit Agreement, the Subsidiary Guaranty Agreement or any other Loan Document (including this Agreement).
          SECTION 4.7. Additional Information. Each Pledgor will furnish to the

Administrative Agent and the Lenders written notice of the occurrence of any event which would make any representation contained in Article 3 untrue at such time.
ARTICLE 5
EVENTS OF DEFAULT; REMEDIES
     SECTION 5.1. Events of Default. Each of the following shall constitute an “Event of Default” hereunder:
     (a) if there shall occur any Event of Default under the Credit Agreement;
     (b) if any of the Collateral shall be levied upon or seized in any legal proceeding, or held by virtue of any Lien or distress, or any Lien other than a Lien permitted under the Credit Agreement shall attach to any of the Collateral; or
     (c) if any representation or warranty of any Pledgor set forth herein shall be untrue in any material respect; or
     (d) if any Pledgor shall fail to observe or perform any covenant or agreement contained in Section 4.1 of this Agreement; or
     (e) if any Pledgor shall fail to observe or perform any covenant or agreement contained in this Agreement (other than those referred to in clause (d) above), and such failure shall remain unremedied for 30 days after the earlier of (i) any Responsible Officer of any Pledgor becomes aware of such failure, or (ii) notice thereof shall have been given to the Borrowers’ Agent by the Administrative Agent or any Lender.
          SECTION 5.2. Actions upon Event of Default. In addition to its rights and remedies provided hereunder, whenever an Event of Default shall have occurred and be continuing, the Administrative Agent shall have all rights and remedies of a secured party upon default under the U.C.C. or other applicable law. Any notification required by law of any intended disposition by the Administrative Agent of any of the Collateral shall be deemed reasonably and properly given if given at least ten (10) days before such disposition. Without limitation of the above, the Administrative Agent may, and upon direction of the Required Lenders shall, whenever an Event of Default shall have occurred and be continuing, take all or any of the following actions after giving at least ten (10) days prior notice to the Pledgors:
     (a) transfer all or any part of the Collateral into the name of the Administrative Agent or its nominee, without disclosing that such Collateral is subject to the Lien hereunder;
     (b) take control of any Proceeds of the Collateral; and
     (c) execute (in the name, place and stead of the Pledgors) endorsements, assignments, transfer powers and other instruments of conveyance or transfer with respect to all or any of the Collateral.
          SECTION 5.3. Attorney-in-Fact. Each Pledgor hereby irrevocably appoints the Administrative Agent its true and lawful attorney, with full power of substitution, in the name of the Pledgors, the Secured Parties or otherwise, for the sole use and benefit of the Secured Parties, but at the Pledgors’ expense, upon the occurrence and during the continuation of an Event of Default to take any action and to execute any instrument which the Administrative Agent may deem reasonably necessary or advisable enable the Administrative Agent to realize the benefit of the security interest provided for in this Agreement.
          SECTION 5.4. Private Sales. (a) Each Pledgor recognizes that the Administrative Agent may be unable, after the occurrence and during the continuance of any Event of Default, to effect a public sale of any or all the Pledged Interests by reason of certain prohibitions contained in the Securities Act of 1933, as amended (the “Securities Act”) and applicable state securities law or otherwise, and may be compelled to resort to one or more private sales thereof to a restricted group of purchasers that will be obligated to agree, among other things, to acquire such securities for their own account for investment and not with a view to the distribution or resale thereof. Each Pledgor acknowledges and agrees that any such private sale may result in prices and other terms less favorable than if such sale were a public sale and, notwithstanding such circumstances, agrees that any such private sale shall be deemed to have been made in a commercially reasonable manner. The Administrative Agent shall be under no obligation to delay sale of any of the Pledged Interests for the period of time necessary to permit any Subsidiary to register such securities for public sale under the Securities Act, or under applicable state securities law, even if such Subsidiary would agree to do so.
          (b) Each Pledgor further agrees to use its reasonable best efforts, after the occurrence and during the continuance of an Event of Default, to do or cause to be done all such acts as may be necessary to make such sale or sales of all or any portion of the Pledged Interests pursuant to this Section 5.4 valid and binding and in compliance with any and all applicable Requirements of Law.
          SECTION 5.5. Application of Proceeds. All cash Proceeds received by the Administrative Agent in respect of any sale of, collection from, or other realization upon, all or any part of the Collateral may, in the discretion of the Administrative Agent during the existence of an Event of Default, be held by the Administrative Agent as additional collateral security for, or then or at any time thereafter during the existence of an Event of Default, be applied (after payment of any amounts payable to the Administrative Agent pursuant to Section 2.9 of the Credit Agreement and Section 5.6 of this Agreement) in whole or in part by the Administrative Agent against, all or any part of the Secured Obligations in the following order:
     (a) first, ratably, to the unpaid interest accrued and then due or owing on the Secured Obligations and to the aggregate amount of fees described in Section 2.14 of the Credit Agreement which have accrued and are unpaid;
     (b) second, ratably, among the Lenders and Issuing Bank, on account of all principal of any Secured Obligations then due or owing; and
     (c) third, to any other Secured Obligations then due or owing.
After termination of the Lenders’ Commitments, the termination of the commitment under the Credit Agreement of the Issuing Bank to issue Letters of Credit, and payment of the Secured Obligations (except to the extent such Secured Obligations consist solely of inchoate indemnity obligations, Treasury Management Obligations and/or Cash Collateralized Letters of Credit complying with the terms and conditions of the Credit Agreement), any surplus of such cash or cash Proceeds held by the Administrative Agent shall be paid over to the Pledgors or to whomsoever may be lawfully entitled to receive such surplus.
          SECTION 5.6. Indemnity and Expenses. Each Pledgor hereby indemnifies and holds harmless the Secured Parties from and against any and all claims, losses, and liabilities growing out of or resulting from this Agreement (including enforcement of this Agreement), to the same extent as the Borrowers pursuant to the terms of Section 10.3 of the Credit Agreement. Upon demand, each Pledgor will pay, or cause to be paid, to the Administrative Agent the amount of any and all reasonable and documented expenses actually incurred, including the reasonable fees and disbursements of its counsel and of any experts and agents actually incurred, which the Administrative Agent incurs in connection with:
     (a) the administration of this Agreement;
     (b) the custody, preservation, use, or operation of, or the sale of, collection from, or other realization upon, any of the Collateral;
     (c) the exercise or enforcement of any of the rights of the Administrative Agent hereunder and any action taken by the Administrative Agent under Section 6.4; and
     (d) the failure by any Pledgor to perform or observe any of the provisions hereof.
          SECTION 5.7. Registration Rights. If the Administrative Agent shall determine to exercise its right to sell any of the Pledged Interests (included as Collateral) pursuant to Section 5.2 or under applicable law, each Pledgor agrees that, upon request of the Administrative Agent, as soon as practicable, each Pledgor will, at its own expense:
     (a) execute and deliver, and cause each issuer of the Pledged Interests and the directors and officers thereof to execute and deliver, all such instruments and documents, and do or cause to be done all such other acts and things, as may be necessary or, in the opinion of the Administrative Agent, advisable to register such Pledged Interests under the provisions of the Securities Act, and to cause the registration statement relating thereto to become effective and remain effective for such period as prospectuses are required by law to be furnished, and to make all amendments and supplements thereto and to the related prospectuses which, in the opinion of the Administrative Agent, are necessary or advisable, all in conformity with the requirements of the Securities Act and the rules and regulations of the Securities and Exchange Commission applicable thereto;
     (b) use its best efforts to qualify the Pledged Interests under state securities or “Blue Sky” laws and to obtain all necessary governmental approval for the sale of the Pledged Interests, as requested by the Administrative Agent;
     (c) cause each issuer of the Pledged Interests to make available to its security holders, as soon as practicable, an earnings statement which will satisfy the provisions of Section 14(a) of the Securities Act; and
     (d) do or cause to be done all such other acts and things as may be necessary to make such sale of the Pledged Interests or any part thereof valid and binding and in compliance with applicable law.
Each Pledgor further acknowledges the impossibility of ascertaining the amount of damages which would be suffered by the Secured Parties by reason of the failure of a Pledgor to perform any of the covenants contained in this Section and, consequently, agrees that the remedy of specific performance may be granted to require the Pledgor to comply with the covenants contained in this Section, at any time after the Administrative Agent shall demand compliance with this Section.

ARTICLE 6
MISCELLANEOUS
          SECTION 6.1. Loan Document. This Agreement is a Loan Document executed pursuant to the Credit Agreement and shall (unless otherwise expressly indicated herein) be construed, administered and applied in accordance with the terms and provisions thereof.
          SECTION 6.2. Amendments. No amendment or waiver of any provision of this Agreement nor consent to any departures by the Pledgors or by the Administrative Agent herefrom shall in any event be effective unless the same shall be in writing, signed by the Administrative Agent (with the consent of the Required Lenders), and by the Pledgors, and then such amendment, waiver or consent shall be effective only in the specific instance and for the specific purpose for which it is given.
          SECTION 6.3. Obligations Not Affected. The obligations of the Pledgors under this Agreement shall remain in full force and effect without regard to, and shall not be impaired or affected by:
     (a) any amendment or modification or addition or supplement to the Credit Agreement, any Note, any other Loan Document, any instrument delivered in connection therewith or any assignment or transfer thereof;
     (b) any exercise, non-exercise or waiver by the Administrative Agent or any Secured Party of any right, remedy, power or privilege under or in respect of, or any release of any guaranty or collateral provided pursuant to, this Agreement, the Credit Agreement or any other Loan Document;
     (c) any waiver, consent, extension, indulgence or other action or inaction in respect of this Agreement, the Credit Agreement or any other Loan Document or any assignment or transfer of any thereof; or
     (d) any bankruptcy, insolvency, reorganization, arrangement, readjustment, composition, liquidation or the like, of any Pledgor or any other Person, whether or not the Pledgor shall have notice or knowledge of any of the foregoing.
          SECTION 6.4. Protection of Collateral. The Administrative Agent may from time to time perform, at its option, any act which any Pledgor agrees hereunder to perform and which the Pledgor shall fail to perform, and the Administrative Agent may from time to time take any other action which the Administrative Agent reasonably deems necessary for the maintenance, preservation or protection of any of the Collateral or of its security interest therein.
          SECTION 6.5. Addresses for Notices. All notices and other communications provided for hereunder to any party hereto shall be given in the manner provided in Section 10.1 of the Credit Agreement, and if to Pledgors, at the addresses set forth on Schedule II attached hereto, and if to the Administrative Agent, at the address set forth in Section 10.1 of the Credit Agreement.
          SECTION 6.6. Governing Law; Jurisdiction.
     (a) This Agreement shall be construed in accordance with and be governed by the law (without giving effect to the conflict of law principles thereof) of the State of Georgia.

     (b) Each Pledgor hereby irrevocably and unconditionally submits, for itself and its property, to the non-exclusive jurisdiction of the United States District Court of the Northern District of Georgia, and of any state court of the State of Georgia located in Fulton County and any appellate court from any thereof, in any action or proceeding arising out of or relating to this Agreement or the transactions contemplated hereby or thereby, or for recognition or enforcement of any judgment, and each of the parties hereto hereby irrevocably and unconditionally agrees that all claims in respect of any such action or proceeding may be heard and determined in such Georgia state court or, to the extent permitted by applicable law, such Federal court. Each Pledgor agrees that a final judgment in any such action or proceeding shall be conclusive and may be enforced in other jurisdictions by suit on the judgment or in any other manner provided by law. Nothing in this Agreement shall affect any right that the Administrative Agent or any Secured Party may otherwise have to bring any action or proceeding relating to this Agreement against the Pledgors or their respective properties in the courts of any jurisdiction.
     (c) Each Pledgor irrevocably and unconditionally waives any objection which it may now or hereafter have to the laying of venue of any such suit, action or proceeding described in the first sentence of paragraph (b) of this Section and brought in any court referred to in the first sentence of paragraph (b) of this Section. Each Pledgor irrevocably waives, to the fullest extent permitted by applicable law, the defense of an inconvenient forum to the maintenance of such action or proceeding in any such court.
     (d) Each Pledgor irrevocably consents to the service of process in the manner provided for notices in Section 10.1 of the Credit Agreement. Nothing in this Agreement or in any other Loan Document will affect the right of any party hereto to serve process in any other manner permitted by law.
          SECTION 6.7. Waiver of Jury Trial. EACH PLEDGOR, AND BY ITS ACCEPTANCE HEREOF, ADMINISTRATIVE AGENT ON BEHALF OF THE SECURED PARTIES, IRREVOCABLY WAIVES, TO THE FULLEST EXTENT PERMITTED BY APPLICABLE LAW, ANY RIGHT IT MAY HAVE TO A TRIAL BY JURY IN ANY LEGAL PROCEEDING DIRECTLY OR INDIRECTLY ARISING OUT OF THIS AGREEMENT OR ANY OTHER LOAN DOCUMENT OR THE TRANSACTIONS CONTEMPLATED HEREBY OR THEREBY (WHETHER BASED ON CONTRACT, TORT OR ANY OTHER THEORY). EACH PLEDGOR, AND BY ITS ACCEPTANCE HEREOF, ADMINISTRATIVE AGENT ON BEHALF OF THE SECURED PARTIES, (A) CERTIFIES THAT NO REPRESENTATIVE, AGENT OR ATTORNEY OF ANY SECURED PARTY OR PLEDGOR HAS REPRESENTED, EXPRESSLY OR OTHERWISE, THAT SUCH SECURED PARTY OR PLEDGOR WOULD NOT, IN THE EVENT OF LITIGATION, SEEK TO ENFORCE THE FOREGOING WAIVER, AND (B) ACKNOWLEDGES THAT IT HAS BEEN INDUCED TO ENTER INTO THIS AGREEMENT AND THE OTHER LOAN DOCUMENTS BY, AMONG OTHER THINGS, THE WAIVERS AND CERTIFICATIONS IN THIS SECTION.
          SECTION 6.8. Postponement of Subrogation. Each Pledgor subordinates and agrees not to exercise any rights against any Borrower which it may acquire by way of subrogation or contribution, by any payment made hereunder or otherwise, until all the Secured Obligations shall have been irrevocably paid in full and the Credit Agreement shall have been irrevocably terminated. If any amount shall be paid to a Pledgor on account of such subrogation or contribution rights at any time when all the Secured Obligations shall not have been paid in full, such amount shall be held in trust for the benefit of the Secured Parties and shall forthwith be paid to the Administrative Agent to be credited and applied to the Secured Obligations, whether matured or unmatured, in accordance with the terms of the Credit Agreement.

          SECTION 6.9. Limitation of Liability. No Secured Party, or any Affiliate thereof, shall have any liability with respect to, and THE PLEDGORS HEREBY WAIVE, RELEASE AND AGREE NOT TO SUE UPON, ANY CLAIM FOR ANY SPECIAL, INDIRECT, PUNITIVE, EXEMPLARY OR CONSEQUENTIAL DAMAGES SUFFERED BY THE PLEDGORS IN CONNECTION WITH, ARISING OUT OF, OR IN ANY WAY RELATED TO THIS AGREEMENT, THE TRANSACTIONS CONTEMPLATED HEREIN OR ANY ACT, OMISSION OR EVENT OCCURRING IN CONNECTION HEREWITH.
          SECTION 6.10. Waiver of O.C.G.A. Section 10-7-24. Each Pledgor hereby waives all rights under Section 10-7-24 of the Official Code of Georgia Annotated, as amended, including any right to require Secured Parties to proceed against the Borrowers.
          SECTION 6.11. Counterparts, Effectiveness, etc. This Agreement may be executed by the parties hereto in several counterparts, each of which shall be executed by the Pledgors and the Administrative Agent and be deemed to be an original and all of which shall constitute together but one and the same agreement. This Agreement shall become effective when counterparts hereof executed on behalf of each Pledgor shall have been received by the Administrative Agent and notice thereof shall have been given by the Administrative Agent to each Pledgor, each Lender and the Issuing Bank.
          SECTION 6.12. Headings. The headings of the sections and other provisions hereof are provided for convenience only and shall not in any way affect the meaning or construction of any provision of this Agreement.
          SECTION 6.13. Severability. Any provision of this Agreement held to be illegal, invalid or unenforceable in any jurisdiction, shall, as to such jurisdiction, be ineffective to the extent of such illegality, invalidity or unenforceability without affecting the legality, validity or enforceability of the remaining provisions hereof or thereof; and the illegality, invalidity or unenforceability of a particular provision in a particular jurisdiction shall not invalidate or render unenforceable such provision in any other jurisdiction.
(Signatures on following page)

          IN WITNESS WHEREOF, the parties hereto have caused this Agreement to be executed as of the date first above written.

PRG-SCHULTZ INTERNATIONAL, INC., a Georgia corporation
By:	/s/ Robert B. Lee
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

[CORPORATE SEAL]

PRG-SCHULTZ USA, INC., a Georgia corporation
By:	/s/ Robert B. Lee
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

[CORPORATE SEAL]

PRG-SCHULTZ AUSTRALIA, INC., a Georgia corporation
By:	/s/ Robert B. Lee
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

[CORPORATE SEAL]

PRG-SCHULTZ BELGIUM, INC., a Georgia corporation
By:	/s/ Robert B. Lee
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

[CORPORATE SEAL]

(Signatures continue on following page)
Equity Pledge Agreement

THE PROFIT RECOVERY GROUP GERMANY, INC., a Georgia corporation
By:	/s/ Robert B. Lee
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

[CORPORATE SEAL]

PRG-SCHULTZ FRANCE, INC., a Georgia corporation
By:	/s/ Robert B. Lee
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

[CORPORATE SEAL]

THE PROFIT RECOVERY GROUP NETHERLANDS, INC., a Georgia corporation
By:	/s/ Robert B. Lee
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

[CORPORATE SEAL]

THE PROFIT RECOVERY GROUP NEW ZEALAND, INC., a Georgia corporation
By:	/s/ Robert B. Lee
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

[CORPORATE SEAL]

(Signatures continue on following page)
Equity Pledge Agreement

PRG-SCHULTZ SCANDINAVIA, INC., a Georgia corporation
By:	/s/ Robert B. Lee
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

[CORPORATE SEAL]

PRG-SCHULTZ PORTUGAL, INC., a Georgia corporation
By:	/s/ Robert B. Lee
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

[CORPORATE SEAL]

PRG-SCHULTZ SWITZERLAND, INC., a Georgia corporation
By:	/s/ Robert B. Lee
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

[CORPORATE SEAL]

THE PROFIT RECOVERY GROUP SPAIN, INC., a Georgia corporation
By:	/s/ Robert B. Lee
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

[CORPORATE SEAL]

(Signatures continue on following page)
Equity Pledge Agreement

PRG-SCHULTZ EUROPE, INC., a Georgia corporation

By:	/s/ Robert B. Lee
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

[CORPORATE SEAL]

THE PROFIT RECOVERY GROUP ASIA, INC., a Georgia corporation
By:	/s/ Robert B. Lee
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

[CORPORATE SEAL]

PRG-SCHULTZ CANADA, LLC, a Georgia limited liability company

By:	/s/ Robert B. Lee		(SEAL)
	Name:	Robert B. Lee
	Title:	Chief Financial Officer, Treasurer and Controller

PRG INTERNATIONAL, INC., a Georgia corporation
By:	/s/ Robert B. Lee
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

[CORPORATE SEAL]

PRGDS, LLC, a Georgia limited liability company
By:	/s/ Robert B. Lee		(SEAL)
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

(Signatures continue on following page)
Equity Pledge Agreement

PRGFS, INC., a Delaware corporation
By:	/s/ Robert B. Lee
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

[CORPORATE SEAL]

PRGTS, LLC, a Georgia limited liability company
By:	/s/ Robert B. Lee		(SEAL)
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

THE PROFIT RECOVERY GROUP MEXICO, INC., a Georgia corporation
By:	/s/ Robert B. Lee
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

[CORPORATE SEAL]

PRG-SCHULTZ BRASIL, LLC, a Georgia limited liability company
By:	/s/ Robert B. Lee		(SEAL)
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

HS&A ACQUISITION — UK, INC., a Texas corporation
By:	/s/ Robert B. Lee
	Name:	Robert B. Lee
	Title:	Chief Financial Officer and Treasurer

[CORPORATE SEAL]

(End of signatures)
Equity Pledge Agreement

SCHEDULE I
PLEDGED INTERESTS

			Certificate Numbers	Number or % of
		Class of Equity	(or state if	Equity Interests
Pledgor	Issuer	Interests	uncertificated)	Issued and Pledged
PRG-Schultz International, Inc.	PRG-Schultz Australia, Inc.	Common	5	100%

PRG-Schultz International, Inc.	PRG-Schultz Belgium, Inc.	Common	2	100%

PRG-Schultz International, Inc.	The Profit Recovery Group Germany, Inc.	Common	2	100%

PRG-Schultz International, Inc.	PRG-Schultz France, Inc.	Common	13	100%

PRG-Schultz International, Inc.	The Profit Recovery Group Netherlands, Inc.	Common	2	100%

PRG-Schultz International, Inc.	The Profit Recovery Group New Zealand, Inc.	Common	2	100%

PRG-Schultz International, Inc.	PRG-Schultz Scandinavia, Inc.	Common	2	100%

PRG-Schultz International, Inc.	PRG-Schultz Portugal, Inc.	Common	2	100%

PRG-Schultz International, Inc.	PRG-Schultz Switzerland, Inc.	Common	2	100%

PRG-Schultz International, Inc.	The Profit Recovery Group Spain, Inc.	Common	3	100%

PRG-Schultz International, Inc.	PRG-Schultz Europe, Inc.	Common	2	100%

PRG-Schultz International, Inc.	PRG-Schultz CR s.r.o	Common	n/a	65%

PRG-Schultz International, Inc.	PRG-Schultz Svenska A.B.	Common	n/a	65%

PRG-Schultz International, Inc.	PRG-Schultz Polska Sp.Zo.O	Common	n/a	65%

			Certificate Numbers	Number or % of
		Class of Equity	(or state if	Equity Interests
Pledgor	Issuer	Interests	uncertificated)	Issued and Pledged
PRG-Schultz International, Inc.	The Profit Recovery Group Asia, Inc.	Common	12	100%

PRG-Schultz International, Inc.	PRG-Schultz Canada, LLC	LLC membership interests	uncertificated	100%

PRG-Schultz International, Inc.	PRG International, Inc.	Common	2	100%

PRG-Schultz International, Inc.	PRG-Schultz USA, Inc.	Common	B42	100%

PRG-Schultz International, Inc.	PRG-Schultz Colombia, Ltda.	Common	n/a	65%

PRG-Schultz International, Inc.	The Profit Recovery Group Argentina S.A.	Common	n/a	65%

PRG-Schultz International, Inc.	HS&A Acquisition — UK, Inc.	Common	6	100%

PRG-Schultz International, Inc.	Meridian Corporation Limited	Common	TBD	6%

The Profit Recovery Group Germany, Inc.	PRG-Schultz (Deutschland) GMBH	Common	TBD	65%

The Profit Recovery Group Netherlands, Inc.	PRG-Schultz Nederland, B.V.	Common	n/a	65%

The Profit Recovery Group Asia, Inc.	PRG-Schultz International PTE LTD	Common	n/a	65%

PRG-Schultz Canada, LLC	PRG-Schultz Canada Corp.	Common	TBD	65%

PRG International, Inc.	PRGDS, LLC	LLC membership interests	uncertificated	100%

PRG International, Inc.	PRGFS, Inc.	Common	3	100%

PRG-Schultz Brasil, LLC	Profit Recovery Brasil Ltda	Common	TBD	65%

			Certificate Numbers	Number or % of
		Class of Equity	(or state if	Equity Interests
Pledgor	Issuer	Interests	uncertificated)	Issued and Pledged
PRG-Schultz USA, Inc.	PRGTS, LLC	LLC membership interests	uncertificated	100%

HS&A Acquisition — UK, Inc.	Meridian Corporation Limited	Common	TBD	59%

The Profit Recovery Group Mexico, Inc.	The Profit Recovery Group Holdings Mexico S de RL de CV	Common	n/a	65%

SCHEDULE II
ADDRESSES

Pledgors	Address
PRG-Schultz International, Inc.	600 Galleria Parkway, Suite 100
Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer and Treasurer; and Victor A. Allums, Esq., Senior Vice President, General Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

PRG-Schultz USA, Inc.	600 Galleria Parkway, Suite 100
Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer and Treasurer; and Victor A. Allums, Esq., Senior Vice President, General Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

PRG-Schultz Australia, Inc.	600 Galleria Parkway, Suite 100
Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer and Treasurer; and Victor A. Allums, Esq., Senior Vice President, General Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

PRG-Schultz Belgium, Inc.	600 Galleria Parkway, Suite 100
Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer and Treasurer; and Victor A. Allums, Esq., Senior Vice President, General Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

Pledgors	Address
The Profit Recovery Group Germany, Inc.	600 Galleria Parkway, Suite 100
Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer and Treasurer; and Victor A. Allums, Esq., Senior Vice President, General Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

PRG-Schultz France, Inc.	600 Galleria Parkway, Suite 100
Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer and Treasurer; and Victor A. Allums, Esq., Senior Vice President, General Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

The Profit Recovery Group Netherlands, Inc.	600 Galleria Parkway, Suite 100
Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer and Treasurer; and Victor A. Allums, Esq., Senior Vice President, General Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

The Profit Recovery Group New Zealand, Inc.	600 Galleria Parkway, Suite 100
Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer and Treasurer; and Victor A. Allums, Esq., Senior Vice President, General Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

PRG-Schultz Scandinavia, Inc.	600 Galleria Parkway, Suite 100
Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer and Treasurer; and Victor A. Allums, Esq., Senior Vice President, General Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

Pledgors	Address
PRG-Schultz Portugal, Inc.	600 Galleria Parkway, Suite 100
Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer and Treasurer;
and Victor A. Allums, Esq., Senior Vice President, General
Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

PRG-Schultz Switzerland, Inc.	600 Galleria Parkway, Suite 100
Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer and Treasurer;
and Victor A. Allums, Esq., Senior Vice President, General
Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

The Profit Recovery Group Spain, Inc.	600 Galleria Parkway, Suite 100
Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer and Treasurer;
and Victor A. Allums, Esq., Senior Vice President, General
Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

PRG-Schultz Europe, Inc.	600 Galleria Parkway, Suite 100
Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer and Treasurer;
and Victor A. Allums, Esq., Senior Vice President, General
Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

The Profit Recovery Group Asia, Inc.	600 Galleria Parkway, Suite 100
Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer and Treasurer;
and Victor A. Allums, Esq., Senior Vice President, General
Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

Pledgors	Address
PRG-Schultz Canada, LLC	600 Galleria Parkway, Suite 100
Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer, Treasurer and
Controller; and Victor A. Allums, Esq., Senior Vice President,
General Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

PRG International, Inc.	600 Galleria Parkway, Suite 100
Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer and Treasurer;
and Victor A. Allums, Esq., Senior Vice President, General
Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

PRGDS, LLC	600 Galleria Parkway, Suite 100
Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer and Treasurer;
and Victor A. Allums, Esq., Senior Vice President, General
Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

PRGFS, Inc.	600 Galleria Parkway, Suite 100
Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer; and Victor A.
Allums, Esq., Vice President and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

PRGTS, LLC	600 Galleria Parkway, Suite 100
Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer and Treasurer;
and Victor A. Allums, Esq., Senior Vice President, General
Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

Pledgors	Address
The Profit Recovery Group Mexico, Inc.	600 Galleria Parkway, Suite 100
Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer and Treasurer;
and Victor A. Allums, Esq., Senior Vice President, General
Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

PRG-Schultz Brasil, LLC	600 Galleria Parkway, Suite 100
Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer and Treasurer;
and Victor A. Allums, Esq., Senior Vice President, General
Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com

HS&A Acquisition — UK, Inc.	600 Galleria Parkway, Suite 100
Atlanta, Georgia 30339-5986
Attention: Mr. Robert Lee, Chief Financial Officer and Treasurer;
and Victor A. Allums, Esq., Senior Vice President, General
Counsel and Secretary
Telecopy Number: (770) 779-3034
E-Mail: robert.lee@prgx.com vic.allums@prgx.com